Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of July 25, 2014 (this “Second Amendment”), among UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and as successor to United Air Lines, Inc.), a Delaware corporation (the “Borrower”), UNITED CONTINENTAL HOLDINGS, INC., a Delaware corporation (“UCH”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), and on behalf of the Consenting Lenders (as defined below) executing consents to this Second Amendment.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, UCH and certain of its subsidiaries other than the Borrower from time to time, as guarantors, the Lenders and the Administrative Agent are parties to a Credit and Guaranty Agreement dated as of March 27, 2013 (as amended, modified and supplemented and in effect on the date hereof, the “Loan Agreement”);

WHEREAS, the Borrower has requested to amend certain terms of the Loan Agreement as hereinafter set forth; and

WHEREAS, each Lender immediately prior to the effectiveness of this Second Amendment which is executing a consent to this Second Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 - Loan Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section 2 hereof, the definition of “Co-Branded Secured Obligations” in Section 1.01 of the Loan Agreement shall be amended and restated in its entirety as follows:

“Co-Branded Secured Obligations” means, as at any date of determination, the “Full Secured Obligations” (as defined in the Co-Branded Agreement).

SECTION 2 - Conditions to Effectiveness.  This Second Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Second Amendment Effective Date”):

(i)           the Administrative Agent and the Borrower shall have received signed signature pages to this Second Amendment from the Borrower, the Guarantor and the Administrative Agent and a signed consent from each of the Consenting Lenders, which in the aggregate constitute the Required Lenders under the Loan Agreement (as in effect immediately prior to the effectiveness of this Second Amendment);

(ii)           the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer), of the Borrower dated the date hereof and certifying as to the incumbency and specimen signature of each officer of the Borrower executing this Second Amendment or any other document delivered by it in connection herewith; and

(iii)           the Borrower shall have paid to the Administrative Agent the reasonable attorneys’ fees of Milbank, Tweed, Hadley & McCloy LLP as counsel to the Administrative Agent incurred in connection with the negotiation, execution and delivery of this Second Amendment as to which the Borrower shall have received an invoice prior to the Second Amendment Effective Date.

The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Second Amendment Effective Date.

SECTION 3 - Representations and Warranties.  In order to induce the Administrative Agent to enter into, and the Consenting Lenders to consent to, this Second Amendment, the Borrower represents and warrants to each of the Consenting Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Second Amendment, (i) no Event of Default has occurred and is continuing or would result from giving effect to the Second Amendment and (ii) the representations and warranties contained in the Loan Agreement and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a) of the Loan Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality,  “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Second Amendment.

SECTION 4 - Reference to and Effect on the Loan Agreement; Ratification.  At and after the effectiveness of this Second Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Second Amendment. The Loan Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The parties hereto confirm and agree that the guaranty under Section 9 of the Loan Agreement shall continue in full force and effect after giving effect to this Second Amendment, and the term “Obligations” as used in the Loan Agreement shall include all obligations of the Borrower under the Loan Agreement, as amended by this Second Amendment.    This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION 5 - Execution in Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The execution and delivery of a consent to this Second Amendment by each Consenting Lender shall be irrevocable and shall be binding upon such Consenting Lender’s successors, permitted transferees and permitted assigns.  This Second Amendment shall become effective as set forth in Section 2, and from and after the Second Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this Second Amendment or of a consent to this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment or such consent, respectively.

SECTION 6 - Governing Law.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Barry Bergman
	Name:	Barry Bergman
	Title:	Managing Director

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Senior Vice President Finance, Procurement & Treasurer

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Senior Vice President Finance, Procurement & Treasurer

[Second Amendment to Credit and Guaranty Agreement]